UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Eugene S. Stark
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                     GENERAL
                                     AMERICAN
                                    INVESTORS

                                      2006
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY (unaudited)
-------------------------------------------------------------------------------------
                                                      2006                   2005
                                                 -------------         --------------
   Net assets applicable to Common Stock -
      December 31                               $1,199,453,088         $1,132,941,654
   Net investment income                            10,007,624              5,408,018
   Net realized gain                                86,176,349             63,024,095
   Net increase in unrealized appreciation          51,196,338            103,638,830
   Distributions to Preferred Stockholders         (11,900,000)           (11,900,000)

   Per Common Share-December 31
      Net asset value                                   $40.54                 $39.00
      Market price                                      $37.12                 $34.54
   Discount from net asset value                         -8.4%                 -11.4%

   Common Shares outstanding-Dec. 31                29,589,198             29,050,399
   Common Stockholders of record-Dec. 31                 4,006                  4,100
   Market price range* (high-low)                $39.47-$34.80          $35.45-$29.37
   Market volume-shares                              6,313,300              7,242,000
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
-------------------------------------------------------------------------------------
                                               Ordinary        Long-Term
   Record Date             Payment Date         Income        Capital Gain     Total
   ------------            ------------       ---------       ------------   --------
   Common Stock
   Nov. 10, 2006           Dec. 21, 2006    $.333952           $2.666048      $3.000000
                                            ========           =========      =========
   Nov. 11, 2005           Dec. 22, 2005    $.587543 (a)       $1.260182      $1.847725
   Jan. 30, 2006           Feb. 13, 2006        -                .138000        .138000
                                            --------           ---------      ---------
      Total from 2005 earnings              $.587543           $1.398182      $1.985725
                                            ========           =========      =========
        (a) Includes short-term gains in the amount of $.041294 per share.

   Preferred Stock

   Mar. 7, 2006            Mar. 24, 2006     $.039403           $.332472        $.371875
   Jun. 7, 2006            Jun. 26, 2006      .039403            .332472         .371875
   Sep. 7, 2006            Sep. 25, 2006      .039403            .332472         .371875
   Dec. 7, 2006            Dec. 26, 2006      .039403            .332472         .371875
                                             --------          ---------       ---------
      Total for 2006                         $.157612          $1.329888       $1.487500
                                             ========          =========       =========

   Mar. 7, 2005            Mar. 24, 2005     $.102969           $.268906        $.371875
   Jun. 7, 2005            Jun. 24, 2005      .102969            .268906         .371875
   Sep. 7, 2005            Sep. 26, 2005      .102969            .268906         .371875
   Dec. 7, 2005            Dec. 27, 2005      .102969            .268906         .371875
                                             --------          ---------       ---------
      Total for 2005                         $.411876 (b)      $1.075624       $1.487500
                                             ========          =========       =========
          (b) Includes short-term gains in the amount of $.028844 ($.007211 per quarter).

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1  TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
   General American Investors

The U.S. stock market rose for a fourth consecutive year, gaining 15.7% in the 12 months ended December 31, 2006, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 12.2%. The return to our Common Stockholders was 16.8%, reflecting a decrease in the discount at which our shares trade, which, at year end, was 8.4%.

The table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.

Years        Stockholder Return      S&P 500
---------------------------------------------
  3                 14.3%             10.3%
  5                  6.6               6.1
 10                 16.1               8.4
 20                 15.1              11.8
 30                 16.8              12.5
 40                 13.8              11.0

The share repurchase program, a part of our continuing effort to maximize NAV, continues. In 2006, the Company purchased 787,700 of its Common Shares on the open market at an average discount to NAV of 9.0%. The Board of Directors has authorized repurchases of Common Shares when they are trading at a discount to NAV in excess of 8%.

Coming on the heels of an exceptional year in 2005, last year's results were less satisfying, although consistent with our record of long-term performance. Curiously, bad news in Iraq and the renewed threat of nuclear proliferation were accompanied by good markets and relatively strong economic activity. Trouble in the housing market, as reflected in weakening prices and declining building activity, did not appear to affect the rest of the economy. With inflation contained, seemingly, and abundant liquidity as evidenced by the relatively low cost of money, and the ease with which it could be borrowed, consumer spending continued to support corporate profits and share prices.

As the new year unfolds, the sanguine investment climate that characterized the past few years is showing signs of strain. The economy is likely to continue slowing and corporate profits, generally, are expected to moderate. While the Fed appears to have stopped raising interest rates, the prospect of decreases in the immediate future is far from clear. Because consumer spending, the main driver of GDP growth, remains asset-dependent, a protracted downturn in housing could create the potential for collateral damage to other parts of the economy. Globalization and its progeny, outsourcing, have held real wages and employment growth, thus buttressing corporate profits. However, the risk of more persistent inflation, as labor costs rise in a low unemployment setting, cannot be ruled out. Should our trading partners weary of funding the current account deficit by continuing to invest the bulk of their receipts in U.S. securities, dollar weakness would likely ensue. The rise in interest rates that would likely attend such a decline could have a seriously destabilizing effect on the capital markets.

While the investment climate may be more volatile this year, equities should be supported by relatively reasonable valuations and interest rates that remain agreeable. Additionally, share buybacks, increasing dividends, and felicitous mergers and acquisitions, all resulting from the current elevated level of corporate profits, are likely to buoy share prices. Our investments remain focused on well-managed companies with strong financial characteristics that can generate consistent earnings growth and cash flow. We are confident that our portfolio reflects these attributes, which should result in continuing superior performance on a long-term basis.

We are pleased to announce that, on December 13, 2006, Andrew V. Vindigni was promoted to Senior Vice-President of the Company. Mr. Vindigni has been a Vice-President of the Company since 1995 and has been employed in a research capacity with the Company since 1988.

Mr. Lawrence B. Buttenwieser, Chairman since 1995 and a Director since 1967, will not be standing for re-election at the annual meeting on April 11, 2007. His wisdom and judgment have been invaluable to the Board. We express our gratitude and deepest appreciation for his long and distinguished service to the Company.

We are saddened to report that Richard R. Pivirotto, our esteemed colleague and Director, died on January 8, 2007. Mr. Pivirotto, was a director of Associated Community Bancorp, Inc. and Immunomedics, Inc., a Trustee of General Theological Seminary and Greenwich Hospital Corporation, and Charter Trustee Emeritus of Princeton University. He served as a director of the Company for more than 35 years. His counsel and support will be missed.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 17, 2007

2  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

CORPORATE OVERVIEW

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

INVESTMENT POLICY

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 20.

PORTFOLIO MANAGER

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

"GAM" COMMON STOCK

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in Barron's and The Wall Street Journal.

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over net asset value. During 2006, the stock sold at discounts from net asset value which ranged from 6.1% (March 9 and November 2) to 13.2% (January 4). At December 31, the price of the stock was at a discount of 8.4% as compared with a discount of 11.4% a year earlier.

"GAM Pr B" PREFERRED STOCK

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "Aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B).

3  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

DIVIDEND AND DISTRIBUTION POLICY

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends and distributions on shares of Preferred Stock are paid quarterly.
Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2006 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1987-2006 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends and distributions of nominal amounts may be paid in cash only.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2006 are available: (1) without charge, upon request, by calling the Company at its toll-free number
(1-800-436-8401),       (2)      on      the      Company's      website      at
www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

DIRECT REGISTRATION

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and the electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distribution & Reports, then Report Downloads.

PRIVACY POLICY AND PRACTICES

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4  INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"Total return on $10,000 investment 20 years ended December 31, 2006"

The investment  return for a Common  Stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2006 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1987.

THE STOCKHOLDER RETURN is the return a Common Stock holder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

THE GAM NET ASSET VALUE (NAV) RETURN is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions.

THE S&P 500 RETURN is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
              -------------------------------------------------------     STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
              ------------------------    ---------------------------   ------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE          ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT          RETURN
             -------------------------    ---------------------------   ------------------------------
     1987        $8,389        -16.11%        $10,253         2.53%        $10,524            5.24%
     1988        10,173         21.26          12,054        17.57          12,264            16.53
     1989        15,116         48.60          16,618        37.86          16,141            31.62
     1990        15,721          4.00          17,730         6.69          15,643            -3.09
     1991        29,084         85.00          28,561        61.09          20,398            30.40
     1992        33,382         14.78          29,575         3.55          21,946             7.59
     1993        28,068        -15.92          29,058        -1.75          24,167            10.12
     1994        25,862         -7.86          28,261        -2.74          24,474             1.27
     1995        31,350         21.22          34,926        23.58          33,652            37.50
     1996        37,457         19.48          41,900        19.97          41,361            22.91
     1997        53,406         42.58          55,329        32.05          55,147            33.33
     1998        70,127         31.31          74,772        35.14          70,892            28.55
     1999        97,631         39.22         101,989        36.40          85,751            20.96
     2000       116,278         19.10         119,980        17.64          77,956            -9.09
     2001       121,313          4.33         118,540        -1.20          68,687           -11.89
     2002        88,304        -27.21          91,252       -23.02          53,480           -22.14
     2003       112,155         27.01         116,255        27.40          68,753            28.56
     2004       122,013          8.79         128,311        10.37          76,172            10.79
     2005       143,243         17.40         149,097        16.20          79,851             4.83
     2006       167,279         16.78         167,347        12.24          92,356            15.66

5   INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
    General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $180,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1987 through 2006 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value Return, and the third line represents the return of the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

         COMPARATIVE ANNUALIZED INVESTMENT RESULTS
         -----------------------------------------
    YEARS ENDED         STOCKHOLDER      GAM NET       S&P 500
 DECEMBER 31, 2006         RETURN       ASSET VALUE   STOCK INDEX
------------------------------------------------------------------
     1 year                16.8%          12.2%          15.7%
     5 years                6.6            7.1            6.1
    10 years               16.1           14.9            8.4
    15 years               12.4           12.5           10.6
    20 years               15.1           15.1           11.8

6  MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors


                                                                                SHARES HELD
INCREASES                                                       SHARES       DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

NEW POSITIONS

    Cephalon, Inc.                                                    -             150,000 (a)
    Epoch Holding Corporation Series A Convertible
         Preferred 4.6%                                          10,000              10,000
    QUALCOMM Incorporated                                       700,000             700,000
    Rio Tinto plc ADR                                                 -              65,000 (a)
    Wachovia Corporation                                        614,864 (b)         614,864

ADDITIONS

    Dollar General Corporation                                  901,000           2,500,000
    PepsiCo, Inc.                                                50,000             225,000
    Xerox Corporation                                           350,000           2,250,000


DECREASES
------------------------------------------------------------------------------------------------------------------------------------

ELIMINATIONS

    Golden West Financial Corporation                             585,000 (b)             -
    Standard MEMS, Inc. Series A Convertible Preferred            546,000                 -

REDUCTIONS

    Alkermes, Inc.                                                 65,000           175,000
    American International Group, Inc.                             15,000           360,000
    Annaly Capital Management, Inc.                               105,000           550,000
    Everest Re Group, Ltd.                                         35,000           500,000
    MFA Mortgage Investments, Inc.                                150,000           925,000
    Microsoft Corporation                                          80,000           720,000
    Pfizer Inc                                                    389,100         1,347,900
    The TJX Companies, Inc.                                       240,000         2,100,000
    VeriSign, Inc.                                                 20,000           113,500

* Excludes transactions in Common and Preferred Stocks-Miscellaneous-Other.
(a) Securities purchased in prior period and previously carried under Common and Preferred Stocks-Miscellaneous-Other.
(b) 614,864 shares of Wachovia Corporation were received in exchange for 585,000 shares of Golden West Financial
     Corporation in conjunction with a merger.

"This table shows dividends and distributions on the Company's Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gain earned in the prior year."

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1987-2006)  (UNAUDITED)
--------------------------------------------------------------------------------

                      EARNINGS SOURCE
                 ----------------------------
                  SHORT-TERM     LONG-TERM
   YEAR   INCOME CAPITAL GAINS  CAPITAL GAINS
----------------------------------------------
   1987    $.35         -          $1.54
   1988     .29         -           1.69
   1989     .21      $.02           1.56
   1990     .21         -           1.65
   1991     .09         -           3.07
   1992     .03         -           2.93
   1993     .06         -           2.34
   1994     .06         -           1.59
   1995     .10       .03           2.77
   1996     .20       .05           2.71
   1997     .21         -           2.95
   1998     .47         -           4.40
   1999     .42       .62           4.05
   2000     .48      1.55           6.16
   2001     .37       .64           1.37
   2002     .03         -            .33
   2003     .02         -            .59
   2004     .217        -           .957
   2005     .547      .041         1.398
   2006     .334        -          2.666

7  TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

"The statement of investments as of December 31, 2006, shown on pages 12 and 13 includes 54 security issues. Listed here are the ten largest holdings on that date."


                                                                                                    % COMMON
                                                                           SHARES         VALUE     NET ASSETS*
                                                                       -------------------------------------------------------------

CEMEX, S.A. de C.V. ADR                                                  2,350,862    $79,647,204       6.6%
Domiciled in Mexico, CEMEX is the third largest cement producer in the world.  With the expansion of its operations into related construction materials and additional geographic areas, as well as its focus on cost containment, the company's free cash flow
should continue to increase, supporting a positive long-term outlook.
------------------------------------------------------------------------------------------------------------------------------------

THE HOME DEPOT, INC.                                                     1,570,000     63,051,200       5.3
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong financial structure should provide the basis for continuing growth.
------------------------------------------------------------------------------------------------------------------------------------

THE TJX COMPANIES, INC.                                                  2,100,000     59,892,000       5.0
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing growth opportunities.
------------------------------------------------------------------------------------------------------------------------------------

APACHE CORPORATION                                                         825,000     54,870,750       4.6
Apache is a large independent oil and gas company with  a long history of growing production and creating value for shareholders.
The company's operations are primarily focused in North America, the North Sea and Egypt.
------------------------------------------------------------------------------------------------------------------------------------

WEATHERFORD INTERNATIONAL LTD.                                           1,220,000     50,983,800       4.3
Weatherford supplies a broad range of oil field services through its Drilling Methods, Well Construction, Drilling Tools and
Intervention Services divisions on a worldwide basis.  Its focus on increasing production from existing fields and synergies from the acquisition of assets from Precision Drilling should lead to earnings growth.
------------------------------------------------------------------------------------------------------------------------------------

TALISMAN ENERGY INC.                                                     3,000,000     50,970,000       4.2
Talisman, headquartered in Calgary, Alberta, is an upstream
oil and gas producer with global operations.  The company is focusing on larger, deep gas opportunities in North America
and large international projects which should lead to faster production growth and higher returns.
------------------------------------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                     500,000     49,055,000       4.1
One of the largest independent U.S. property/casualty reinsurers, generates annual premiums of approximately $4 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises underwriting discipline and efficient expense control,
resulting in above-average earnings and book value growth.
------------------------------------------------------------------------------------------------------------------------------------

REPUBLIC SERVICES, INC.                                                  1,175,000      47,787,250       4.0
Republic Services is a leading provider of non-hazardous solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enable
Republic Services to generate significant free cash flow. The high probability of additional contracts and improved economic activity should result in higher waste volumes for the company.
------------------------------------------------------------------------------------------------------------------------------------

DOLLAR GENERAL CORPORATION                                               2,500,000      40,150,000       3.3
Dollar General, is the country's largest dollar store company.  It has the opportunity to expand sales by adding new stores and to expand margins by the strategy and tactics of a new management team.
------------------------------------------------------------------------------------------------------------------------------------

XEROX CORPORATION                                                        2,250,000      38,137,500       3.2
Xerox develops, manufactures and finances a broad range of
document processing products and services for use in offices worldwide.  The growing adoption of color and digital products should lead to growing profitability.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      $534,544,704      44.6%
                                                                                      ============      =====

*Net assets applicable to the Company's Common Stock.

8  PORTFOLIO DIVERSIFICATION (unaudited)
--------------------------------------------------------------------------------
   General American Investors

"The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2006 and 2005 is shown in the following table."

                                                                             PERCENT COMMON NET ASSETS*
                                           DECEMBER 31, 2006                        DECEMBER 31
                               ----------------------------------------------------------------------------------
INDUSTRY CATEGORY                   COST(000)            VALUE(000)            2006             2005
-----------------------------------------------------------------------------------------------------------------
Oil and Natural Gas
  (Including Services)              $148,725              $206,447             17.2%           29.7%
                                    --------              --------             ----            ----
Finance and Insurance
  Banking                             17,349               101,658              8.5             8.8
  Insurance                           87,398               217,772             18.2            15.8
  Other                               22,878                31,330              2.6             1.1
                                    --------              --------             ----            ----
                                     127,625               350,760             29.3            25.7
                                    --------              --------             ----            ----
Retail Trade                          86,347               226,656             18.9            17.9
                                    --------              --------             ----            ----
Health Care
  Pharmaceuticals                     66,003               104,218              8.7             8.0
  Medical Instruments
    and Devices                       10,484                24,080              2.0             2.3
                                    --------              --------             ----            ----
                                      76,487               128,298             10.7            10.3
                                    --------              --------             ----            ----
Communications and
  Information Services                64,261               102,828              8.6             6.1
Consumer Products and Services        67,332                86,001              7.2             5.9
Building and Real Estate              31,961                79,647              6.6             6.0
Miscellaneous**                       43,663                50,017              4.2             3.7
Environmental Control
  (Including Services)                26,227                47,787              4.0             3.9
Technology                            31,683                38,138              3.2             2.5
Computer Software and Systems         21,197                28,189              2.3             3.8
Machinery &Equipment                  12,430                20,677              1.7             -
Electronics                           12,287                15,235              1.3             1.2
Mining                                13,421                13,811              1.1             -
Semiconductors                             -                     -              -               0.5
                                    --------              --------             ----            ----
                                     763,646             1,394,491            116.3           117.2
Short-Term Securities                 17,256                17,256              1.4             0.3
                                    --------              --------             ----            ----
  Total Investments                 $780,902             1,411,747            117.7           117.5
Other Assets and Liabilities - Net  ========               (12,294)            (1.0)            0.1
Preferred Stock                                           (200,000)           (16.7)          (17.6)
                                                          --------             ----            ----
Net Assets Applicable to
  Common Stock                                          $1,199,453            100.0%          100.0%
                                                        ==========            =====           =====

*   Net assets applicable to the Company's Common Stock.
**   Securities which have been held for less than one year, not previously disclosed and not restricted.

9  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
   General American Investors

                                                                                DECEMBER 31,
                                                                     ------------------------------
ASSETS                                                                   2006              2005
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks
      (cost  $729,900,430 and $714,895,565, respectively)         $1,359,753,863     $1,301,855,069
   Corporate note (cost $33,745,957 and
      $33,123,366, respectively)                                      34,737,500         25,812,500
   Money market fund (cost $17,255,705 and
    $3,822,949, respectively)                                         17,255,705          3,822,949
                                                                   -------------      -------------
   Total investments (cost $780,902,092 and
      $751,841,880, respectively)                                  1,411,747,068      1,331,490,518
CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                   34,235             13,298
   Receivable for securities sold                                      2,875,316          5,733,693
   Dividends, interest and other receivables                           1,430,378          1,028,867
   Pension asset, excess funded                                        8,656,759                  -
   Prepaid pension cost                                                        -          7,714,456
   Prepaid expenses and other assets                                     149,755            214,022
                                                                   -------------      -------------

TOTAL ASSETS                                                       1,424,893,511      1,346,194,854
                                                                   -------------      -------------

LIABILITIES
---------------------------------------------------------------------------------------------------

   Payable for securities purchased                                   13,515,130          1,468,214
   Preferred dividend accrued but not yet declared                       231,389            231,389
   Pension benefit liability                                           3,320,727                  -
   Accrued pension expense                                                     -          3,101,128
   Accrued thrift plan expense                                         2,992,285          2,598,356
   Accrued expenses and other liabilities                              5,380,892          5,854,113
                                                                    ------------        -----------
TOTAL LIABILITIES                                                     25,440,423         13,253,200
                                                                    ------------        -----------

 5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
   8,000,000 shares at a liquidation value of
   $25 per share (note 2)                                            200,000,000        200,000,000
                                                                    ------------        -----------
NET ASSETS APPLICABLE TO COMMON STOCK -  29,589,198
    and 29,050,399 shares, respectively (note 2)                  $1,199,453,088     $1,132,941,654
                                                                  ==============     ==============
NET ASSET VALUE PER COMMON SHARE                                          $40.54             $39.00
                                                                  ==============     ==============


NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
    Common Stock, 29,589,198 and 29,050,399 shares at par
      value, respectively (note 2)                                   $29,589,198        $29,050,399
    Additional paid-in capital (note 2)                              538,093,876        518,972,693
    Undistributed realized gain (loss) on investments (note 2)        (1,715,049)         3,969,333
    Undistributed net investment income (note 2)                       2,218,917          1,531,980
    Accumulated other comprehensive income (note 5)                      652,559                  -
    Unallocated distributions on Preferred Stock                        (231,389)          (231,389)
    Unrealized appreciation on investments, securities
      sold short and options                                         630,844,976        579,648,638
                                                                  --------------      -------------

NET ASSETS APPLICABLE TO COMMON STOCK                             $1,199,453,088     $1,132,941,654
                                                                  ==============     ==============

(see notes to financial statements)

10  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
    General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                         --------------------------
INCOME                                                                     2006             2005
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $325,061 and $490,458, respectively)                           $16,065,789      $16,403,240
   Interest                                                              6,301,585        2,318,112
                                                                       -----------      -----------
TOTAL INCOME                                                            22,367,374       18,721,352
                                                                       -----------      -----------

EXPENSES
---------------------------------------------------------------------------------------------------

   Investment research                                                   8,054,383        8,695,758
   Administration and operations                                         2,922,014        3,236,737
   Office space and general                                                544,210          537,671
   Directors' fees and expenses                                            286,326          218,402
   Auditing and legal fees                                                 163,000          216,600
   Transfer agent, custodian and registrar fees and expenses               140,346          176,854
   Stockholders' meeting and reports                                       134,106          129,857
   Miscellaneous taxes                                                     115,365          101,455
                                                                       -----------      -----------
TOTAL EXPENSES                                                          12,359,750       13,313,334
                                                                       -----------      -----------
NET INVESTMENT INCOME                                                   10,007,624        5,408,018
                                                                       -----------      -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1F AND 4)
---------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                  86,808,130       63,646,612
     Short sale transactions (note 1b)                                    (629,681)        (755,114)
     Option transactions (note 1c)                                          (2,100)         132,597
                                                                       -----------      -----------
   Net realized gain on investments
     (long-term except for $2,228,817 and
     $14,501,035, respectively)                                         86,176,349       63,024,095
   Net increase in unrealized appreciation                              51,196,338      103,638,830
                                                                       -----------      -----------
NET GAIN ON INVESTMENTS                                                137,372,687      166,662,925
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                (11,900,000)     (11,900,000)
                                                                      ------------     ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $135,480,311     $160,170,943
                                                                      ============     ============

(see notes to financial statements)

11  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
    General American Investors


                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
OPERATIONS                                                                 2006            2005
---------------------------------------------------------------------------------------------------
   Net investment income                                               $10,007,624      $5,408,018
   Net realized gain on investments                                     86,176,349      63,024,095
   Net increase in unrealized appreciation                              51,196,338     103,638,830
                                                                       -----------      -----------
                                                                       147,380,311     172,070,943
                                                                       -----------      -----------

   Distributions to Preferred Stockholders:
      From net income                                                   (1,092,608)       (845,368)
      From short-term capital gains                                       (168,288)     (2,449,640)
      From long-term capital gains                                     (10,639,104)     (8,604,992)
                                                                       -----------      -----------
      Decrease in net assets from Preferred distributions              (11,900,000)    (11,900,000)
                                                                       -----------      -----------

 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      135,480,311      160,170,943
                                                                       -----------      -----------
 OTHER COMPREHENSIVE INCOME
      Adjustment to initially apply FAS 158 (note 5)                       652,559                 -
                                                                       -----------      -----------

 DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------

   From net income                                                      (8,230,843)      (4,333,771)
   From short-term capital gains                                        (1,262,677)     (12,389,129)
   From long-term capital gains                                        (79,790,662)     (43,672,026)
                                                                       -----------      -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                       (89,284,182)     (60,394,926)
                                                                       -----------      -----------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
---------------------------------------------------------------------------------------------------

   Value of Common Shares issued in payment of distributions            48,748,838       36,584,716
   Cost of Common Shares purchased                                     (29,086,092)     (39,812,172)
                                                                       -----------      -----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                19,662,746       (3,227,456)
                                                                       -----------      -----------
NET INCREASE  IN NET ASSETS                                             66,511,434       96,548,561

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------

BEGINNING OF YEAR                                                    1,132,941,654    1,036,393,093
                                                                     -------------    -------------
END OF YEAR (including undistributed net investment
  income of $2,218,917 and $1,531,980, respectively)                $1,199,453,088   $1,132,941,654
                                                                    ==============   ==============
(see notes to financial statements)


12  STATEMENT OF INVESTMENTS DECEMBER 31, 2006
--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS                                     VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------
BUILDING AND            2,350,862 CEMEX, S.A. de C.V. ADR               (COST  $31,961,056)          $79,647,204
REAL ESTATE (6.6%)                                                                                   -----------
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        775,000 American Tower Corporation (a)                                      28,892,000
INFORMATION SERVICES      900,000 Cisco Systems, Inc. (a)                                             24,597,000
(8.6%)                    350,000 Lamar Advertising Company Class A (a)                               22,886,500
                          700,000 QUALCOMM Incorporated                                               26,453,000
                                                                                                     -----------
                                                                        (COST  $64,260,573)          102,828,500
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         300,000 EMC Corporation (a)                                                  3,960,000
AND SYSTEMS (2.3%)        720,000 Microsoft Corporation                                               21,499,200
                          113,500 VeriSign, Inc. (a)                                                   2,729,675
                                                                                                     -----------
                                                                        (COST  $21,197,130)           28,188,875
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         325,000 Constellation Brands, Inc. (a)                                       9,431,500
AND SERVICES (4.3%)       350,000 Diageo plc ADR                                                      27,758,500
                          225,000 PepsiCo, Inc.                                                       14,073,750
                                                                                                     -----------
                                                                         (COST $33,585,638)           51,263,750
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.3%)        550,000 Molex Incorporated Class A             (COST $12,287,441)           15,235,000
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL   1,175,000 Republic Services, Inc.                (COST $26,227,380)           47,787,250
(INCLUDING SERVICES)                                                                                 -----------
(4.0%)
-----------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE    BANKING (8.5%)
(29.3%)                  ----------------------------------------------------------------------------------------
                          270,000 Bank of America Corporation                                         14,415,300
                          310,000 M&T Bank Corporation                                                37,869,600
                          170,000 SunTrust Banks, Inc.                                                14,356,500
                          614,864 Wachovia Corporation                                                35,016,505
                                                                                                    ------------
                                                                         (COST $17,349,060)          101,657,905
                                                                                                    ------------
                         INSURANCE (18.2%)
                         ----------------------------------------------------------------------------------------
                          275,000 The Allstate Corporation                                            17,905,250
                          360,000 American International Group, Inc.                                  25,797,600
                          275,000 Annuity and Life Re (Holdings), Ltd. (a)                               110,000
                          350,000 Arch Capital Group Ltd. (a)                                         23,663,500
                          400,000 AXIS Capital Holdings Limited                                       13,348,000
                              300 Berkshire Hathaway Inc. Class A (a)                                 32,997,000
                          500,000 Everest Re Group, Ltd.                                              49,055,000
                          285,000 MetLife, Inc.                                                       16,817,850
                          335,000 PartnerRe Ltd.                                                      23,795,050
                          230,000 Transatlantic Holdings, Inc.                                        14,283,000
                                                                                                    ------------
                                                                         (COST $87,398,021)          217,772,250
                                                                                                    ------------
                         OTHER (2.6%)
                         ----------------------------------------------------------------------------------------
                          550,000 Annaly Capital Management, Inc.                                      7,650,500
                           10,000 Epoch Holding Corporation Series A Convertible Preferred 4.6% (d)   16,566,667
                          925,000 MFA Mortgage Investments, Inc.                                       7,113,250
                                                                                                    ------------
                                                                         (COST $22,878,434)           31,330,417
                                                                                                    ------------
                                                                        (COST $127,625,515)          350,760,572
                                                                                                    ------------
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE (10.7%)      PHARMACEUTICALS (8.7%)
                         ----------------------------------------------------------------------------------------
                          175,000 Alkermes, Inc. (a)                                                   2,339,750
                          170,000 Biogen Idec Inc. (a)                                                 8,362,300
                          150,000 Cephalon, Inc. (a)                                                  10,561,500
                          604,900 Cytokinetics, Incorporated (a)                                       4,524,652
                          200,000 Genentech, Inc. (a)                                                 16,226,000
                          380,000 MedImmune, Inc. (a)                                                 12,300,600
                          180,000 Novo Nordisk B                                                      14,992,200
                        1,347,900 Pfizer Inc                                                          34,910,610
                                                                                                    ------------
                                                                         (COST $66,003,518)          104,217,612
                                                                                                    ------------
                         MEDICAL INSTRUMENTS AND DEVICES (2.0%)
                         ----------------------------------------------------------------------------------------
                          450,000 Medtronic, Inc.                        (COST $10,483,716)           24,079,500
                                                                                                    ------------
                                                                         (COST $76,487,234)          128,297,112
                                                                                                    -------------

--------------------------------------------------------------------------------
    General American Investors


                        SHARES    COMMON AND PREFERRED STOCKS (continued)                        VALUE (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT   1,150,000 ABB Ltd. ADR                           (COST $12,430,211)        $20,677,000
(1.7%)                                                                                           -------------
---------------------------------------------------------------------------------------------------------------
MINING (1.1%)              65,000 Rio Tinto plc ADR                      (COST $13,420,904)         13,811,850
                                                                                                 -------------
---------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (4.2%)              Other (b)                              (COST $43,662,790)         50,016,500
                                                                                                 -------------
---------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       825,000 Apache Corporation                                                54,870,750
(INCLUDING SERVICES)      850,000 Halliburton Company                                               26,392,500
(17.2%                  1,000,000 Patterson-UTI Energy, Inc.                                        23,230,000
                        3,000,000 Talisman Energy Inc.                                              50,970,000
                        1,220,000 Weatherford International Ltd. (a)                                50,983,800
                                                                                                 -------------
                                                                        (COST $148,725,073)        206,447,050
                                                                                                 -------------
---------------------------------------------------------------------------------------------------------------
RETAIL TRADE (18.9%)      700,000 Costco Wholesale Corporation                                      37,009,000
                        2,500,000 Dollar General Corporation                                        40,150,000
                        1,570,000 The Home Depot, Inc. (c)                                          63,051,200
                        2,100,000 The TJX Companies, Inc.                                           59,892,000
                          575,000 Wal-Mart Stores, Inc.                                             26,553,500
                                                                                                  ------------
                                                                          (COST$86,346,776)        226,655,700
                                                                                                  ------------
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY (3.2%)       2,250,000 Xerox Corporation (a)                  (COST $31,682,709)         38,137,500
                                                                                                  ------------
---------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON AND PREFERRED STOCKS (113.4%)   (COST $729,900,430)      1,359,753,863
                                                                                                 -------------
---------------------------------------------------------------------------------------------------------------


                    PRINCIPAL AMOUNT          CORPORATE NOTE
---------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS     $35,000,000 General Motors Nova Scotia Finance Company
AND SERVICES (2.9%)      6.85% Guaranteed Notes Due 10/15/08             (COST $33,745,957)         34,737,500
                                                                                                 --------------

                         SHARES      SHORT-TERM SECURITY AND OTHER ASSETS
---------------------------------------------------------------------------------------------------------------
                       17,255,705 SSgA Prime Money Market Fund (1.4%)    (COST $17,255,705)         17,255,705
                                                                                                 -------------

TOTAL INVESTMENTS (e) (117.7%)                                          (COST $780,902,092)      1,411,747,068
     Liabilities in excess of receivables and other assets (-1.0%)                                 (12,293,980)
                                                                                                 -------------
                                                                                                 1,399,453,088
PREFERRED STOCK (-16.7%)                                                                          (200,000,000)
                                                                                                --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $1,199,453,088
                                                                                                ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for short positions, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At December 31, 2006: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $632,899,306, (3) aggregate gross unrealized depreciation was $2,054,330, and (4) net unrealized appreciation was $630,844,976.

(see notes to financial statements)

14  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    General American Investors

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions and options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,589,198 shares and 8,000,000 shares, respectively, were outstanding at December 31, 2006.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

--------------------------------------------------------------------------------
    General American Investors

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -  (Continued from previous page.)

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which requires that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

   Transactions in Common Stock during 2006 and 2005 were as follows:

                                                    SHARES                       AMOUNT
                                               ------------------------------------------------
                                                2006      2005            2006         2005
                                               -------   -------       ---------    ----------
      Treasury shares issued in payment of
         dividends and distributions          1,326,499   1,067,491    $1,326,499   $1,067,491
      Increase in paid-in capital                                      47,422,339   35,517,225
                                                                       ----------   ----------
         Total increase                                                48,748,838   36,584,716
                                                                       ----------   ----------
      Shares purchased (at an average
         discount from net asset value of
         9.0% and 12.4%, respectively)          787,700   1,222,404      (787,700) (1,222,404)
      Decrease in paid-in capital                                     (28,298,392)(38,589,768)
                                                                      ----------- -----------
         Total decrease                                               (29,086,092)(39,812,172)
                                                                      ----------- -----------
      Net increase (decrease)                                         $19,662,746 ($3,227,456)
                                                                      =========== ===========

     At December 31, 2006, the Company held in its treasury 1,642,365 shares of Common Stock with an aggregate cost in the amount of $49,650,348.

     Distributions for tax and book purposes are substantially the same.

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                 Undistributed ordinary income                       $889,490
                 Accumulated capital losses                        (1,715,049)
                 Unrealized appreciation                          630,844,976
                                                                 ------------
                                                                 $630,019,417
                                                                 ============

     In accordance with U.S. Treasury Regulations, the Company has elected to defer $1,715,049 of net realized capital losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on January 1, 2007.

     To reflect reclassification arising from permanent "book/tax" differences for non-deductible expenses during the year ended December 31, 2006, undistributed net investment income was increased by $2,764, and additional paid-in capital was decreased by $2,764. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION
The aggregate compensation paid by the Company during 2006 and 2005 to its officers (identified on page 19) amounted to $7,255,500 and $5,881,000, respectively.

--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities and securities sold short (other than short-term securities and options) during 2006 amounted to $250,301,775 and $321,482,449, on long transactions, respectively, and $4,061,806 and $3,432,125, on short sale transactions, respectively.

--------------------------------------------------------------------------------
5.  BENEFIT PLANS
The Company has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2006 and 2005 was $805,729 and $815,088, respectively.

     The Company also has both a funded (Qualified) and an unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation.

     Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

--------------------------------------------------------------------------------
General American Investors

--------------------------------------------------------------------------------
5.  PENSION BENEFIT PLANS - (Continued from previous page.)
OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:

                                           DECEMBER 31, 2006 (MEASUREMENT DATE) DECEMBER 31, 2005 (MEASUREMENT DATE)
                                           -----------------------------------  -----------------------------------
                                           QUALIFIED    SUPPLEMENTAL            QUALIFIED  SUPPLEMENTAL
                                               PLAN        PLAN        TOTAL      PLAN        PLAN         TOTAL
                                             ---------  ------------  --------  ---------  ------------  ----------

CHANGE IN BENEFIT OBLIGATION:
 Benefit obligation at beginning of year  $8,902,156    $3,139,034  $12,041,190 $7,487,615   $2,690,636   $10,178,251
 Service cost                                201,809       115,586      317,395    194,771      112,956       307,727
 Interest cost                               501,644       182,511      684,155    481,413      166,597       648,010
 Benefits paid                              (542,274)     (165,252)    (707,526)  (514,291)    (146,513)     (660,804)
 Actuarial (gains)/losses                       (848)       48,848       48,000  1,071,753      298,925     1,370,678
 Plan amendments                                   -             -            -    180,895       16,433       197,328
                                          ----------    ----------  ----------- ----------   ----------   -----------
 Projected benefit obligation at
   end of year                             9,062,487     3,320,727   12,383,214  8,902,156    3,139,034    12,041,190
                                          ----------    ----------  ----------- ----------   ----------   -----------
CHANGE IN PLAN ASSETS:
 Fair value of plan assets at
   beginning of year                      15,906,987             -   15,906,987 14,625,572            -    14,625,572
 Miscellaneous adjustment                         -              -            -     64,946            -        64,946
 Actual return on plan assets              2,354,533             -    2,354,533  1,730,760            -     1,730,760
 Employer contributions                           -        165,252      165,252          -      146,513       146,513
 Benefits paid                              (542,274)     (165,252)    (707,526)  (514,291)    (146,513)     (660,804)
                                          ----------    ----------  ----------- ----------   ----------   -----------
 Fair value of plan assets at
   end of year                            17,719,246             -   17,719,246 15,906,987            -    15,906,987
                                          ----------    ----------  ----------- ----------   ----------   -----------
FUNDED STATUS AT END OF YEAR               8,656,759    (3,320,727)   5,336,032  7,004,831   (3,139,034)    3,865,797
   Unrecognized actuarial (gains)/losses           -             -            -    407,303      (53,984)      353,319
   Unrecognized prior service cost                 -             -            -    302,322       91,890       394,212
                                          ----------    ----------  ----------- ----------   ----------   -----------
   Net amount recognized at end of year   $8,656,759   ($3,320,727)  $5,336,032 $7,714,456  ($3,101,128)   $4,613,328
                                          ==========    ==========  =========== ==========   ==========   ===========

Accumulated benefit obligation at
  end of year                             $8,400,586    $2,971,614  $11,372,200 $8,322,164   $2,725,423   $11,047,587
                                          ==========    ==========  =========== ==========   ==========   ===========

INCREMENTAL EFFECT OF ADOPTING FAS 158      BEFORE      ADJUSTMENTS    AFTER
                                          ----------    ----------- -----------
Noncurrent benefit asset                  $7,939,307      $717,452   $8,656,759

LIABILITIES
   Current benefit liability                 213,549            -       213,549
   Noncurrent benefit liability            3,042,285        64,893    3,107,178

Accumulated other comprehensive income             -      (652,559)    (652,559)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER
  COMPREHENSIVE INCOME CONSIST OF:
   Net actuarial loss/(gain)             ($1,006,540)      ($5,136) ($1,011,676)       N/A         N/A           N/A
   Prior service cost/(credit)               289,088        70,029      359,117        N/A         N/A           N/A
                                          ----------    ----------  ----------- ----------   ----------   -----------
                                           ($717,452)      $64,893    ($652,559)       N/A         N/A           N/A
                                          ==========    ==========  =========== ==========   ==========   ===========
WEIGHTED-AVERAGE ASSUMPTIONS AS OF END OF FISCAL YEAR:
   Discount rate                                5.75%         5.75%                   5.50%       5.50%
   Expected return on plan assets               8.75%          N/A                    8.75%        N/A
   Salary scale assumption                      4.25%         4.25%                   4.25%       4.25%
COMPONENTS OF NET PERIODIC BENEFIT COST:
   Service cost                             $201,809      $115,586     $317,395   $194,771    $112,956      $307,727
   Interest cost                             501,645       182,511      684,156    481,413     166,597       648,010
   Expected return on plan assets         (1,127,040)            -   (1,127,040)(1,077,936)          -    (1,077,936)
   Amortization of:
     Prior service cost                       13,235        21,861       35,096     13,235      24,439        37,674
     Recognized net actuarial loss           185,502             -      185,502    152,996           -       152,996
                                          ----------    ----------  ----------- ----------   ----------   -----------
   Net periodic benefit cost               ($224,849)     $319,958      $95,109  ($235,521)   $303,992       $68,471
                                          ==========    ==========  =========== ==========   ==========   ===========
WEIGHTED-AVERAGE ASSUMPTIONS FOR DETERMINING NET
 PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31:
   Discount rate                                5.50%      5.50%                   5.75%        5.75%
   Expected long-term rate of
     return on plan assets                      8.75%       N/A                    8.75%         N/A
   Rate of salary increase                      4.25%      4.25%                   4.25%        4.25%

-------------------------------------------------------------------------------
PLAN ASSETS
The Company's qualified pension plan asset allocations by asset at December 31, 2006 and 2005, are as follows:

                                December 31
                             ---------------
Asset Category               2006       2005
--------------               ----       ----
  Equity securities          88.2%      97.3%
  Debt securities            11.8        2.7
                            -----      -----
Total                       100.0%     100.0%
                            =====      =====
Generally, not less than 80% of plan assets are invested in investment companies that invest in equity securities.
--------------------------------------------------------------------------------

EXPECTED CASH FLOWS                        Qualified   Supplemental
                                              Plan         Plan         Total
                                          ----------   -------------   ---------
Expected Company contributions for 2007           -      $213,549      $213,549
                                          ==========   =============   =========
Estimated benefit payments:
     2007                                  $527,506      $213,549      $741,055
     2008                                   536,049       257,363       793,412
     2009                                   542,757       289,572       832,329
     2010                                   561,535       320,654       882,189
     2011                                   583,903       353,543       937,446
     2012-2016                            3,190,667     2,217,100     5,407,767

--------------------------------------------------------------------------------
6.  PUT OPTION
 A transaction in a written collateralized put option during the year ended December 31, 2006 was as follows:


                                                          Collateralized Put
                                                      --------------------------
                                                      Contract         Premium
                                                      ---------         --------
Options written                                          100            $16,199
Options terminated in closing purchase transactions     (100)           (16,199)
                                                      ---------         --------
Options outstanding, December 31,2006                      -                  $0
                                                      =========         ========

--------------------------------------------------------------------------------
7.  OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

     Rental expense approximated $308,900 for 2006. Minimum rental commitments under the operating lease are approximately $505,000 in 2007.

--------------------------------------------------------------------------------
    General American Investors

--------------------------------------------------------------------------------
7.  OPERATING LEASE COMMITMENT- (Continued from previous page.)
     In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 in 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
8.  RECENT ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.

     On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
General American Investors

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2006. This information has been derived from information contained in the financial statements and market price data for the Company's shares."



                                                       2006        2005          2004          2003          2002
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year               $39.00      $35.49        $33.11        $26.48        $35.14
                                                     --------    --------      --------      --------      --------
        Net investment income                            .34         .19           .32           .03           .19
        Net gain (loss) on securities - realized
          and unrealized                                4.72        5.85          3.48          7.72         (7.88)

        Other comprehensive income                       .03           -             -             -             -
                                                     --------    --------      --------      --------      --------
        Distributions on Preferred Stock:
          Dividends from net investment income          (.04)       (.03)         (.09)         (.01)         (.12)
          Distributions from net short-term
            capital gains                               (.01)       (.08)            -             -             -
          Distributions from net long-term
            capital gains                               (.36)       (.30)         (.32)         (.35)         (.23)
                                                     --------    --------      --------      --------      --------
                                                        (.41)       (.41)         (.41)         (.36)         (.35)
                                                     --------    --------      --------      --------      --------
          Total from investment operations              4.68        5.63          3.39          7.39         (8.04)
                                                     --------    --------      --------      --------      --------
        Distributions on Common Stock:
          Dividends from investment income              (.29)       (.15)         (.23)         (.02)         (.02)
          Distributions from net short-term
            capital gains                               (.04)       (.44)            -             -          (.19)
          Distributions from net long-term
            capital gains                              (2.81)      (1.53)         (.78)         (.52)         (.41)
                                                     --------    --------      --------      --------      --------
                                                       (3.14)      (2.12)        (1.01)         (.54)         (.62)
                                                     --------    --------      --------      --------      --------

     Capital Stock transaction -
        effect of Preferred Stock offering                 -           -             -          (.22)            -
                                                     --------    --------      --------      --------      --------
     Net asset value, end of year                     $40.54      $39.00        $35.49        $33.11        $26.48
                                                     ========    ========      ========      ========      ========
     Per share market value, end of year              $37.12      $34.54        $31.32        $29.73        $23.85
                                                     ========    ========      ========      ========      ========


   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share           16.78%      17.40%         8.79%        27.01%       (27.21)%



   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)               $1,199,453  $1,132,942    $1,036,393      $986,335      $809,192
     Ratio of expenses to average net assets
        applicable to Common Stock                      1.06%       1.25%         1.15%         1.23%         0.92%
     Ratio of net income to average net assets
        applicable to Common Stock                      0.86%       0.51%         0.94%         0.13%         0.61%
     Portfolio turnover rate                           19.10%      20.41%        16.71%        18.62%        22.67%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                             $200,000    $200,000      $200,000      $200,000     $150,000
     Asset coverage                                      700%        666%          618%          593%         639%
     Liquidation preference per share                 $25.00      $25.00        $25.00        $25.00       $25.00
     Market value per share                           $24.44      $24.07        $24.97        $25.04       $25.85

18  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
    General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 2006, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2006, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
January 17, 2007

19  OFFICERS
--------------------------------------------------------------------------------
    General American Investors

   NAME (AGE)                 PRINCIPAL OCCUPATION             NAME (AGE)                PRINCIPAL OCCUPATION
    EMPLOYEE SINCE              DURING PAST 5 YEARS             EMPLOYEE SINCE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

Spencer Davidson (64)         President and Chief               Sally A. Lynch, Ph.D.(47) Vice-President of the
  1994                           Executive Officer of the         1997                       Company since 2006
                                 Company since 1995                                          securities analyst
                                                                                             (biotechnology industry)

Andrew V. Vindigni (47)       Senior Vice-President of the      Peter P. Donnelly (58)    Vice-President of the
  1988                           Company since 2006               1974                       Company since 1991
                                 Vice-President 1995-2006;                                   securities trader
                                 securities analyst (financial
                                 services industry)
                                                                Diane G. Radosti (54)     Treasurer of the
                                                                  1980                       Company since 1990
Eugene S. Stark (48)          Vice-President, Administration                                 Principal Accounting
   2005                          of the Company since 2005,                                  Officer since 2003
                                 Principal Financial Officer
                                 since 2005, Chief Compliance
                                 Officer since 2006;            Carole Anne Clementi (60) Secretary of the
                                 Chief Financial Officer of       1982                       Company since 1994
                                 Prospect Energy Corporation                                 shareholder relations
                                 (2005);                                                     and office management
                                 Vice-President of
                                 Prudential Financial, Inc.
                                 (1987-2004)                    Craig A. Grassi (38)      Assistant Vice-President of
                                                                  1991                       the Company since 2005
                                                                                             information technology
Jesse Stuart (40)              Vice-President of the
      2003                       Company since 2006
                                 securities analyst (general    Maureen E. LoBello (56)   Assistant Secretary of the
                                 industries);                     1992                       Company since 2005
                                 securities analyst & portfolio                              benefits administration
                                 manager of Scudder, Stevens
                                 and Clark (1996-2003)


     All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on page 20.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
1-800-413-5499
www.amstock.com

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2, on page 15, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 2, 2006, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

20  DIRECTORS
--------------------------------------------------------------------------------
    General American Investors


   NAME (AGE)                     PRINCIPAL OCCUPATION
   DIRECTOR SINCE                 DURING PAST 5 YEARS                   OTHER DIRECTORSHIPS AND  AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT ("DISINTERESTED") DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
   Lawrence B. Buttenwieser (75)  Counsel 2002-present
   Chairman of the                Partner 1966-2002
     Board of Directors           Katten Muchin Zavis Rosenman
   1967                           and predecessor firms (lawyers)

   Arthur G. Altschul, Jr. (42)   Managing Member                       Delta Opportunity Fund, Ltd., Director
   1995                           Diaz & Altschul Capital               Diversified Natural Products, Inc., Director
                                    Management, LLC                     Medicis Pharmaceutical Corporation, Director
                                  (private investment company)          Medrium, Inc., Chairman, Board of Directors
                                                                        National Public Radio Foundation, Trustee
                                                                        Neurosciences Research Foundation, Trustee
                                                                        The Overbrook Foundation, Director

   Lewis B. Cullman (88)          Philanthropist                        Chess-in-the-Schools, Chairman, Board of Trustees
   1961                                                                 Metropolitan Museum of Art, Honorary Trustee
                                                                        Museum of Modern Art, Vice Chairman,
                                                                          International Council and Honorary Trustee
                                                                        Neurosciences Research Foundation, Vice Chairman,
                                                                          Board of Trustees
                                                                        The New York Botanical Garden, Senior Vice
                                                                          Chairman, Board of Managers

   Gerald M. Edelman (77)         Member, Professor and Chairman        Neurosciences Institute of the Neurosciences
   1976                             of the Department of Neurobiology     Research Foundation,  Director and President
                                  The Scripps Research Institute

   John D. Gordan, III (61)       Partner
   1986                           Morgan, Lewis & Bockius LLP
                                  (lawyers)

   Sidney R. Knafel (76)          Managing Partner                      IGENE Biotechnology, Inc., Director
   1994                           SRK Management Company                Insight Communications Company, Inc.,
                                  (private investment company)            Chairman, Board of Directors
                                                                        VirtualScopics, Inc., Director
                                                                        Vocollect, Inc., Director

   D. Ellen Shuman (51)           Vice President and                    Bowdoin College, Trustee
   2004                             Chief Investment Officer            Edna McConnell Clark Foundation,
                                  Carnegie Corporation of New York        Investment Advisor
                                                                        The Investment Fund for Foundations, Director

   Joseph T. Stewart, Jr. (77)    Corporate director and trustee        Foundation of the University of
   1987                                                                   Medicine and Dentistry of New Jersey, Trustee
                                                                        Marine Biological Laboratory, Member,
                                                                          Advisory Council
                                                                        United States Merchant Marine Academy, Trustee,
                                                                          Board of Advisors
                                                                        United States Merchant Marine Academy Foundation,
                                                                          Trustee

   Raymond S. Troubh (80)         Financial Consultant                  Diamond Offshore Drilling, Inc., Director
   1989                                                                 Gentiva Health Services, Inc., Director
                                                                        Sun-Times Media Group, Inc., Director
                                                                        Triarc Companies, Inc., Director

   INSIDE ("INTERESTED") DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

   Spencer Davidson (64)          President and Chief Executive Officer Medicis Pharmaceutical Corporation, Director
   1995                           General American Investors            Neurosciences Research Foundation, Trustee
                                    Company, Inc. since 1995

   All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second
   Wednesday in April.  The address for each Director is the Company's office.

                                   -------------------------------------------------------
                                           William T. Golden, Director Emeritus

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com/corporateinfo.html. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2006 and 2005 were $80,600 and $75,000, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2006 and 2005 were $25,400 and $23,700, respectively. Such services and related fees for 2006 and 2005 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($6,400 and $6,000, respectively), review of quarterly employee security transactions and issuance of report thereon ($15,000 and $14,000, respectively) and other audit-related services ($4,000 and $3,700, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2006 and 2005 were $13,500 and $13,000, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2006 or 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2006 and 2005 were $38,900 and $36,700, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lawrence B. Buttenwieser, Lewis B. Cullman, John D. Gordan, III and D. Ellen Shuman.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2006 and the date of this filing, Mr. Spencer Davidson, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. He has served in this capacity since 1995. Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davidson receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2006         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
07/01-07/31            38100                  35.8238               38100                        676200

08/01-08/31            52000                  36.6649               52000                        624200

09/01-09/30            44200                  37.1442               44200                        580000

10/01-10/31            48700                  38.2654               48700                        531300

11/01-11/30            82400                  36.5333               82400                        448900

12/01-12/31            82700                  37.3596               82700                        366200
                     -------                 --------             -------                        ------
Total                 348100                                       348100
                     =======                                      =======

        Note - On July 12, 2006, the Board of Directors authorized and the registrant announced the repurchase of up to 400,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, July 1, 2006, there were 314,300 shares available for repurchase under such authorization.  As of the end of the period, December 31, 2006, there were 366,200 shares available for repurchase under this program.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 28, 2006.

ITEM 11. CONTROLS AND PROCEDURES.


Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2006, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 31, 2006, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: February 9, 2007

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 9, 2007

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 9, 2007